                                                                   EXHIBIT 99.31


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:

AMCV Holdings, Inc.,


                                                        Case Number 01-10973 EIK

                    Debtor.                             Chapter 11



                       SCHEDULE OF ASSETS AND LIABILITIES
                    DECLARATION UNDER PENALTY OF PERJURY OF
                RANDALL L. TALCOTT, ON BEHALF OF THE CORPORATION

         I, Randall L. Talcott, Vice President -- Finance of AMCV Holdings, Inc., the above-captioned debtor and debtor in possession (the "Debtor"), declare under penalty of perjury that I have read the following Summary of Schedules and Schedule A, B, D, E, F, G and H (collectively, the "Schedules"), and that they are true and correct to the best of my knowledge, information and belief. Although every effort has been made to make the Schedules accurate and complete, because of the magnitude and complexity of the task, inadvertent errors and omissions may exist.


Dated: January 2002                    /s/ Randall L. Talcott
                                       -----------------------------------------
                                       Randall L. Talcott
                                       Vice President -- Finance
                                       AMCV Holdings, Inc.
                                       Two North Riverside Plaza
                                       Chicago, IL 60606-2609

                            UNITED STATES BANKRUPTCY COURT
                                  DISTRICT OF DELAWARE

In re: AMCV HOLDINGS, INC.                            Case Number: 01-10973(EIK)

                       SCHEDULE OF ASSETS AND LIABILITIES

Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to amend these Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Schedules of Assets and LIabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:AMCV HOLDINGS, INC.                              Case No:01-10973(EIK)

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached.
Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.

                                                        ATTACHED
       NAME OF SCHEDULE                                  (YES/NO)              ASSETS                           LIABILITIES

A.  Real Property                                           Yes                       $0.00

B.  Personal Property                                       Yes              ($1,401,098.69)

D.  Creditors Holding Secured Claims                        Yes                                                           $0.00

E.  Creditors Holding Unsecured Priority Claims             Yes                                                           $0.00

F.  Creditors Holding Unsecured Nonpriority Claims          Yes                                                      $57,334.58

G.  Executory Contracts and Unexpired Leases                Yes

H.  Codebtors                                               Yes

  EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)                  No

J.  Current Expenditure of Individual Debtor(s)             No

               TOTALS                                                        ($1,401,098.69)                        $57,334.58

AMCV HOLDINGS, INC.                                         01-10973 (EIK )
           Debtor                                              Case No.

                         SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."

                                  See Attached

AMCV HOLDINGS, INC.                                         01-10973 (EIK )
           Debtor                                              Case No.

                           SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.

                                  See Attached

                         UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF DELAWARE

AMCV HOLDINGS, INC.                                         01-10973 (EIK )
           Debtor                                              Case No.

                           SCHEDULE A - REAL PROPERTY

                                                                                         Net Book Value
                                                                                         of Debtor's Interest
                                                                                         in Property, Without
Description and Location                       Nature of Debtor's                        Deducting any Secured         Amount of
of Property                                    Interest in Property                      Claim or Exemption          Secured Claim

    -None-

                                                     Total Debtor -

                                           Total -

                         UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF DELAWARE

In re:    AMCV HOLDINGS, INC.                   Case No:       01-10973 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                    DESCRIPTION AND LOCATION     NET BOOK
                                                                                    OF PROPERTY                  VALUE(*)
    TYPE OF PROPERTY                                                        NONE
1.  Cash on hand.                                                             X     NONE                                 $0.00

2.  Checking, savings or other financial accounts, certificates               X     NONE                                 $0.00
    of deposit, or shares in banks, savings and loan, thrift,
    building and loan, and homestead associations, or
    credit unions, brokerage houses, or cooperatives.

3.  Security deposits with public utilites, telephone                         X     NONE                                 $0.00
    companies, landlords and others.

4.  Household goods and furnishings, including audio, video                   X     NONE                                 $0.00
    and computer equipment.

5.  Books, pictures and other art objects, antiques, stamp,                         SEE EXHIBIT-B5                       $0.00
    coin, record, tape, compact disc and
    other collections or collectibles.

6.  Wearing apparel.                                                          X     NONE                                 $0.00

7.  Furs and jewelry.                                                         X     NONE
                                                                                                                         $0.00

8.  Firearms and sports, photographic and other hobby                         X     NONE                                 $0.00
    equipment.

9.  Interests in insurance policies. Name of insurance                        X     NONE                                 $0.00
    company of each policy and itemize surrender or
    refund value of each.

10.  Annuities. Itemize and name each issuer.                                 X     NONE                                 $0.00

11.  Interests in IRA, ERISA, Keogh, or other pension or profit               X     NONE                                 $0.00
     sharing plan.

12.  Stock and interest in incorporated and unincorporated                          SEE EXHIBIT-B12            ($1,458,433.27)
     businesses.

                         UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF DELAWARE

In re:    AMCV HOLDINGS, INC.                   Case No:       01-10973 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                    DESCRIPTION AND LOCATION      NET BOOK
                                                                                    OF PROPERTY                    VALUE(*)
    TYPE OF PROPERTY                                                        NONE



13.  Interest in partnerships or joint ventures.                                    NONE                               $0.00
                                                                              X

14.  Government and corporate bonds and other negotiable                      X     NONE                               $0.00
     and non-negotiable instruments.

15.  Accounts receivable.                                                           SEE EXHIBIT-B15               $57,334.58

16.  Alimony, maintenance, support and property settlements                   X     NONE                               $0.00
     to which the debtor is or may be entitled.

17.  Other liquidated debts owing debtor including tax refunds.                     SEE EXHIBIT-B17                    $0.00

18.  Equitable future interests, life estates, and rights or                  X     NONE                               $0.00
     powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19.  Contingent and noncontigent interests in estate of a                     X     NONE                                $0.00
     decedent, death benefit plan, life insurance policy or
     trust

20.  Other contingent and unliquidated claims of every nature,                      SEE EXHIBIT-B20                     $0.00
     including tax refunds, counterclaims of the debtor and
     rights to setoff claims.

21.  Patents, copyrights and other intellectual property.                     X     NONE                                $0.00

22.  Licenses, franchises and other general intangibles.                      X     NONE                                $0.00

                         UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF DELAWARE

In re:    AMCV HOLDINGS, INC.                   Case No:       01-10973 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                    DESCRIPTION AND LOCATION     NET BOOK
                                                                                    OF PROPERTY                  VALUE(*)
    TYPE OF PROPERTY                                                        NONE

23.  Automobiles, trucks, trailers and other vehicles and                                   NONE                             $0.00
                                                                             X
     accessories.

24.  Boats, motors and accessories.                                          X              NONE                             $0.00

25.  Aircraft and accessories.                                               X              NONE                             $0.00

26.  Office equipment, furnishings and supplies.                             X              NONE                             $0.00

27.  Machinery, fixtures, equipment and supplies used in                     X              NONE                             $0.00
     business.

28.  Inventory.                                                                             SEE EXHIBIT-B28
                                                                                                                             $0.00

29.  Animals.                                                                X             NONE                              $0.00

30.  Crop - growing or harvested.                                            X             NONE                              $0.00

31.  Farm equipment and implements.                                          X             NONE                              $0.00

32.  Farm supplies, chemicals and feed.                                      X             NONE                              $0.00

33.  Other personal property of any kind not already listed.                               NONE                              $0.00
                                                                             X

                                                                 TOTAL:                                            ($1,401,098.69)

                         UNITED STATES BANKRUPTCY COURT                 1/4/02
                                                                   Page 1 of 6
                              DISTRICT OF DELAWARE

In re:    AMCV HOLDINGS, INC.                   Case No:       01-10973 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                   EXHIBIT B5

  Asset Id                Description                              Location                           Net Book  Value

545

                                                                   TOTAL                                    $0.00



 Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT                 1/4/02
                                                                   Page 2 of 6

                              DISTRICT OF DELAWARE

In re:    AMCV HOLDINGS, INC.                   Case No:       01-10973 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY


                                   EXHIBIT B12

  Asset Id           Description                              Location                                    Net Book  Value


291                  INVESTMENT IN SUBSIDIARIES               GREAT HAWAIIAN CRUISE LINE, INC.             $18,199,781.50

304                  INVESTMENT IN SUBSIDIARIES               PROJECT AMERICA, INC.                       ($19,658,214.77)
                                                              (D/B/A UNITED STATES LINES)

                                                      TOTAL                                                ($1,458,433.27)

                         UNITED STATES BANKRUPTCY COURT                 1/4/02
                                                                   Page 3 of 6

                              DISTRICT OF DELAWARE

In re:    AMCV HOLDINGS, INC.                   Case No:       01-10973 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY


                                   EXHIBIT B15

  Asset Id           Description                              Location                                    Net Book  Value

440                  INTERCOMPANY RECEIVABLES           AMERICAN CLASSIC VOYAGES CO.                        $57,334.58

                                                  TOTAL                                                     $57,334.58

                         UNITED STATES BANKRUPTCY COURT                 1/4/02
                                                                   Page 4 of 6

                              DISTRICT OF DELAWARE

In re:    AMCV HOLDINGS, INC.                   Case No:       01-10973 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY


                                   EXHIBIT B17

  Asset Id           Description                              Location                                    Net Book  Value




565

                                        TOTAL                                                                 $0.00

 Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT                 1/4/02
                                                                   Page 5 of 6

                              DISTRICT OF DELAWARE

In re:    AMCV HOLDINGS, INC.                   Case No:       01-10973 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY


                                   EXHIBIT B20

  Asset Id           Description                              Location                                    Net Book  Value

576

                                            TOTAL                                                            $0.00

 Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT                 1/4/02
                                                                   Page 5 of 6

                              DISTRICT OF DELAWARE

In re:    AMCV HOLDINGS, INC.                   Case No:       01-10973 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY


                                   EXHIBIT B28

  Asset Id           Description                              Location                                    Net Book  Value

587

                                           TOTAL                                                               $0.00

Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:AMCV HOLDINGS, INC.                         Case Number: 01-10973 (EIK )

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

[X] Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

                           UNITED STATES BANKRUPTCY COURT
                                  DISTRICT OF DELAWARE

In re: AMCV HOLDINGS, INC.                          Case Number:01-10973 (EIK )

            SCHEDULE E -- CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority, should be listed on this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

If the claim is contingent, place an "X" in the column labled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of claims listed on each sheet in the box labeled "Subtotal" on each sheet. Report the total of all claims listed on this Schedule E in the box labeled "Total" on the last sheet of the complete schedule. Repeat this total also on the Summary of Schedules.

[ ] Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

 TYPES OF PRIORITY CLAIMS (Check the appropriate box(es) below if claims in that category are listed on the attached sheets)

       Extensions of Credit in an Involuntary Case

[ ] Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before earlier of the appointment of a trustee or the order for relief. 11 U.S.C ss. 507(a)(2).

      Wages, Salaries, and Commissions

[ ] Wages, salaries, and commissions, including vacation, severance, and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $4,650 per person, earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C ss. 507(a)(3).

       Contributions to Employee Benefit Plans

[  ]   Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. ss. 507(a)(4).

      Certain Farmers and Fishermen

[ ] Claims of certain farmers and fishermen, up to $4,650 per farmer or fisherman, against the debtor, as provided in 11 U.S.C ss. 507(a)(5).

                         UNITED STATES BANKRUPTCY COURT


                              DISTRICT OF DELAWARE

 In re: AMCV HOLDINGS, INC.                        Case Number:01-10973 (EIK )

       Deposits by Individuals

[   ]    Claims of individuals up to $2,100 for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11
         U.S.C.ss.507(a)(6).

         Alimony, Maintenance, or Support

[   ]    Claims of a spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11 U.S.C ss. 507(a)(7) on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint or Community."

         Taxes and Certain Other Debts Owed to Government Units

[X ] Taxes, customs, duties, and penalties owing to federal, state and local governmental units as set forth in 11 U.S.Css.507(a)(8).

         Commitments to Maintain the Capital of an Insured Depository
         Institution

[  ]     Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. ss. 507(a)(9).

         The amount of 2001 pre-petition property taxes is unknown at this time. The debtor is awaiting receipt of assessments from the various jurisditions.

         Amounts listed may include employee-related claims which were paid after the petition date in the ordinary course of business.

                                  See Attached

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES

 AUGUSTA BOARD OF EDUCATION
                                             10/19/2001                         X   X   X
 307 BRACKEN STREET
 AUGUSTA  KY  41002
 Creditor: 21316 - 03

                                                                                                          Unliquidated    UNKNOWN
 BUREAU OF TAXATION
                                             10/19/2001                         X   X   X
 SALES TAX SECTION
 AUGUSTA  MA  04332-1065
 Creditor: 21387 - 03

                                                                                                          Unliquidated    UNKNOWN
 BUREAU OF TOBACCO AND FIREARMS
                                             10/19/2001                         X   X   X
 FLOOR STOCKS TAX
 P.O. BOX 371951
 PITTSBURGH  PA  15251-7951
 Creditor: 21423 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF DOVER
                                             10/19/2001                         X   X   X
 CITY TAX COLLECTOR
 ATTN: JAMES SCURLOCK
 P.O. BOX 447
 DOVER  TN  37058
 Creditor: 21439 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY TREASURER
                                             10/19/2001                         X   X   X
 ATTN: CARL LEVI
 102 CITY HALL
 CHATTANOOGA  TN  37402-4284
 Creditor: 21433 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF ASHLAND
                                             10/19/2001                         X   X   X
 ATTN: PSC TAX
 P.O. BOX 1839
 ASHLAND  KY  41105-1839
 Creditor: 21315 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF AUGUSTA
                                             10/19/2001                         X   X   X
 BOX 85
 AUGUSTA  KY  41002
 Creditor: 21317 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF BELLEVUE
                                             10/19/2001                         X   X   X
 616 POPLAR
 BELLEVUE  KY  41073
 Creditor: 21320 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF BROMLEY
                                             10/19/2001                         X   X   X
 226 BOONE STREET
 BROMLEY  KY  41016
 Creditor: 21322 - 03

                                                                                                          Unliquidated    UNKNOWN

                                                Page 1 of 22                                                    $0.00        $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES


 CITY OF CALIFORNIA
                                             10/19/2001                         X   X   X
 P.O. BOX 25
 CALIFORNIA  KY  41007
 Creditor: 21326 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF CARROLLTON
                                             10/19/2001                         X   X   X
 P.O. BOX 156
 750 CLAY STREET
 CARROLLTON  KY  41008
 Creditor: 21328 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF CATLETTSBURG
                                             10/19/2001                         X   X   X
 P.O. BOX 533
 CATLETTSBURG  KY  41129
 Creditor: 21329 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF CLARKSVILLE
                                             10/19/2001                         X   X   X
 TAX COLLECTOR
 P.O. BOX 928
 CLARKSVILLE  TN  37041-0928
 Creditor: 21436 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF CLOVERPORT
                                             10/19/2001                         X   X   X
 227 WEST MAIN
 CLOVERPORT  KY  40111
 Creditor: 21332 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF COVINGTON
                                             10/19/2001                         X   X   X
 638 MADISON AVENUE
 COVINGTON  KY  41011
 Creditor: 21333 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF DAYTON
                                             10/19/2001                         X   X   X
 514 6TH AVENUE
 DAYTON  KY  41074
 Creditor: 21335 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF EDDYVILLE
                                             10/19/2001                         X   X   X
 P.O. BOX 744
 EDDYVILLE  KY  42038
 Creditor: 21336 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF FORT THOMAS
                                             10/19/2001                         X   X   X
 130 N. FT. THOMAS AVENUE
 FORT THOMAS  KY  41075
 Creditor: 21340 - 03

                                                                                                          Unliquidated    UNKNOWN

                                                Page 2 of 22                                                   $0.00         $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES


 CITY OF GHENT
                                             10/19/2001                         X   X   X
 P.O. BOX 333
 GHENT  KY  41045
 Creditor: 21344 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF HAWESVILLE
                                             10/19/2001                         X   X   X
 P.O. BOX 157
 HAWESVILLE  KY  42348
 Creditor: 21347 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF HENDERSON
                                             10/19/2001                         X   X   X
 P.O. BOX 716
 HENDERSON  KY  42419
 Creditor: 21349 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF KUTTAWA
                                             10/19/2001                         X   X   X
 P.O. BOX 400
 KUTTAWA  KY  42055
 Creditor: 21352 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF LEWISPORT
                                             10/19/2001                         X   X   X
 P.O. BOX 22
 LEWISPORT  KY  42351
 Creditor: 21354 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF LOUISVILLE TREASURER
                                             10/19/2001                         X   X   X
 611 W. JEFFERSON STREET
 LOUISVILLE  KY  40202-2763
 Creditor: 21355 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF LUDLOW
                                             10/19/2001                         X   X   X
 P.O. BOX 16188
 LUDLOW  KY  41016
 Creditor: 21357 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF MAYSVILLE
                                             10/19/2001                         X   X   X
 216 BRIDGE STREET
 MAYSVILLE  KY  41056
 Creditor: 21359 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF MELBOURNE
                                             10/19/2001                         X   X   X
 502 GARFIELD AVENUE
 MELBOURNE  KY  41059
 Creditor: 21361 - 03

                                                                                                          Unliquidated    UNKNOWN

                                                Page 3 of 22                                                   $0.00         $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES

 CITY OF MEMPHIS TREASURER
                                             10/19/2001                         X   X   X
 125 N. MAIN ROOM 375
 MEMPHIS  TN  38103-2080
 Creditor: 21446 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF MENTOR
                                             10/19/2001                         X   X   X
 CITY CLERK
 P.O. BOX 3
 MENTOR  KY  41007
 Creditor: 21362 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF MILTON
                                             10/19/2001                         X   X   X
 10179 HIGHWAY 421 N.
 MILTON  KY  40045
 Creditor: 21363 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF NEW ORLEANS
                                             10/19/2001                         X   X   X
 DEPARTMENT OF FINANCE
 BUREAU OF REVENUE
 P.O. BOX 61840
 NEW ORLEANS  LA  70161-1840
 Creditor: 21385 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF NEWPORT
                                             10/19/2001                         X   X   X
 FINANCE DEPARTMENT
 998 MONMOUTH STREET
 NEWPORT  KY  41071-2184
 Creditor: 21365 - 03

                                                                                                          Unliquidated    UNKNOWN
 CITY OF OWENSBORO
                                             10/19/2001                         X   X   X
 101 EAST 4TH STREET
 OWENSBORO  KY  42303
 Creditor: 21367 - 03

                                                                                                          Unliquidated     UNKNOWN
 CITY OF PADUCAH
                                             10/19/2001                         X   X   X
 FINANCE OFFICE
 P.O. BOX 2697
 PADUCAH  KY  42002-2697
 Creditor: 21369 - 03

                                                                                                          Unliquidated     UNKNOWN
 CITY OF RUSSELL
                                             10/19/2001                         X   X   X
 P.O. BOX 394
 RUSSELL  KY  41169
 Creditor: 21371 - 03

                                                                                                          Unliquidated     UNKNOWN
 CITY OF SILVER GROVE
                                             10/19/2001                         X   X   X
 308 OAK STREET
 P.O. BOX 417
 SILVER GROVE  KY  41085
 Creditor: 21372 - 03

                                                                                                          Unliquidated     UNKNOWN

                                                Page 4 of 22                                                  $0.00          $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES


 CITY OF SMITHLAND
                                             10/19/2001                         X   X   X
 P.O. BOX 287
 SMITHLAND  KY  42081
 Creditor: 21373 - 03

                                                                                                          Unliquidated     UNKNOWN
 CITY OF WARSAW
                                             10/19/2001                         X   X   X
 CITY CLERK
 101 WEST MARKET STREET
 P.O. BOX 785
 WARSAW  KY  41095
 Creditor: 21376 - 03

                                                                                                          Unliquidated     UNKNOWN
 CITY OF WEST POINT
                                             10/19/2001                         X   X   X
 509 ELM STREET
 WEST POINT  KY  40177
 Creditor: 21378 - 03

                                                                                                          Unliquidated     UNKNOWN
 CITY OF WICKLIFFE KENTUCKY
                                             10/19/2001                         X   X   X
 TAX COLLECTOR
 P.O. BOX 175
 WICKLIFFE  KY  42087
 Creditor: 21379 - 03

                                                                                                          Unliquidated     UNKNOWN
 CITY OF WURTLAND
                                             10/19/2001                         X   X   X
 CITY CLERK/TREASURER
 500 WURTLAND AVENUE
 WURTLAND  KY  41144
 Creditor: 21381 - 03

                                                                                                          Unliquidated     UNKNOWN
 COMPTROLLER OF PUBLIC ACCOUNTS
                                             10/19/2001                         X   X   X
 111 E 17TH STREET
 AUSTIN  TN  78774-0100
 Creditor: 21458 - 03

                                                                                                          Unliquidated     UNKNOWN
 COMPTROLLER OF PUBLIC ACCOUNTS
                                             10/19/2001                         X   X   X
 111 E 17TH STREET
 AUSTIN  TN  78774
 Creditor: 21457 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF BALLARD
                                             10/19/2001                         X   X   X
 SHERIFF TODD COOPER
 P.O. BOX 565
 WICKLIFFE  KY  42087
 Creditor: 21380 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF BENTON TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN: SHERRY BEASLEY
 1 EAST COURT SQUARE
 ROOM 103
 CAMDEN  TN  38320
 Creditor: 21431 - 03

                                                                                                          Unliquidated     UNKNOWN

                                                Page 5 of 22                                                  $0.00          $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES
 COUNTY OF BOYD
                                             10/19/2001                         X   X   X
 SHERIFF - PHILIP STURGILL
 P.O. BOX 536
 CATLETTSBURG  KY  41129
 Creditor: 21330 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF BRACKEN SHERIFF
                                             10/19/2001                         X   X   X
 ATTN: MIKE NELSON
 P.O. BOX 186
 BROOKSVILLE  KY  41004
 Creditor: 21323 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF BRECKINRIDGE
                                             10/19/2001                         X   X   X
 BOBBY KENNEDY, SHERIFF
 P.O. BOX 127
 HARDINSBURG  KY  40143
 Creditor: 21346 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF CAMPBELL
                                             10/19/2001                         X   X   X
 JOHN DUNN, SHERIFF
 CAMPBELL COUNTY COURTHOUSE
 4TH  & YORK STREETS
 NEWPORT  KY  41071
 Creditor: 21366 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF CARLISLE
                                             10/19/2001                         X   X   X
 ATTN: STEVE MCCHRISTIAN
 P.O. BOX 487
 BARDWELL  KY  42023
 Creditor: 21318 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF CARROLL SHERIFF
                                             10/19/2001                         X   X   X
 ATTN: CHARLES MAIDEN JR.
 440 MAIN STREET
 CARROLLTON  KY  41008
 Creditor: 21327 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF CHEATHAM
                                             10/19/2001                         X   X   X
 DOT JONES, TRUSTEE
 P.O. BOX 56
 ASHLAND  TN  37015
 Creditor: 21430 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF CRITTENDEN
                                             10/19/2001                         X   X   X
 WAYNE AGENT, SHERIFF
 107 SOUTH MAIN STREET
 MARION  KY  42064
 Creditor: 21358 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF DAVIESS SHERIFF
                                             10/19/2001                         X   X   X
 212 ST ANN STREET
 OWENSBORO  KY  42303-4146
 Creditor: 21368 - 03

                                                                                                          Unliquidated     UNKNOWN

                                                Page 6 of 22                                                   $0.00          $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES


 COUNTY OF DECATUR TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN: JANIS WRIGHT
 BOX 488 COURTHOUSE
 DECATURVILLE  TN  38329
 Creditor: 21438 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF DICKSON TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN: LINDA FRAZIER
 P.O. BOX 246
 CHARLOTTE  TN  37036
 Creditor: 21432 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF DYER  TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN: JUDY PATTON
 COURTHOUSE P.O. BOX 1360
 DYERSBURG  TN  38024
 Creditor: 21441 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF FULTON
                                             10/19/2001                         X   X   X
 ATTN: ROBERT HOPPER, SHERIFF
 P.O. BOX 7
 HICKMAN  KY  42050
 Creditor: 21351 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF GALLATIN
                                             10/19/2001                         X   X   X
 ATTN: CLIFFORD HIGGINS
 P.O. BOX 1025
 WARSAW  KY  41095
 Creditor: 21377 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF GREENUP
                                             10/19/2001                         X   X   X
 ATTN: KEITH COOPER
 P.O. BOX 318
 GREENUP  KY  41144
 Creditor: 21345 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF HAMILTON TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN: W.R. NOBLES
 ROOM 210 COURTHOUSE
 CHATTANOOGA  TN  37402
 Creditor: 21434 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF HANCOCK
                                             10/19/2001                         X   X   X
 ATTN: RALPH DALE BOZARTH
 P.O. BOX 427
 HAWESVILLE  KY  42348
 Creditor: 21348 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF HARDIN SHERIFF
                                             10/19/2001                         X   X   X
 100 PUBLIC SQUARE
 ETOWN  KY  42701
 Creditor: 21338 - 03

                                                                                                          Unliquidated     UNKNOWN

                                                Page 7 of 22                                                  $0.00          $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES

 COUNTY OF HARDIN TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN: LINDA MCCASLAND
 601 MAIN STREET
 SAVANNAH  TN  38372
 Creditor: 21452 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF HENDERSON SHERIFF
                                             10/19/2001                         X   X   X
 COURTHOUSE
 HENDERSON  KY  42420
 Creditor: 21350 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF HENRY TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN: JUDY MCCLANAHAN
 PO BOX 776
 PARIS  TN  38242
 Creditor: 21450 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF HICKMAN
                                             10/19/2001                         X   X   X
 ATTN: J.W. MORAN
 COURTHOUSE
 CLINTON  KY  42031
 Creditor: 21331 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF HOUSTON TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN: ANNETTE BAGGETT
 P.O. BOX 210
 ERIN  TN  37061
 Creditor: 21442 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF HUMPHREYS TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN: WANDA ADKINS
 P.O. BOX 641
 WAVERLY  TN  37185
 Creditor: 21455 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF JEFFERSON
                                             10/19/2001                         X   X   X
 SHERIFF'S OFFICE
 P.O. BOX 70300
 LOUISVILLE  KY  40270-0300
 Creditor: 21356 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF KENTON SHERIFF
                                             10/19/2001                         X   X   X
 P.O. BOX 632
 COVINGTON  KY  41012
 Creditor: 21334 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF LAKE  TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN: TAMMIE HOPPER
 229 CHURCH STREET
 BOX 9
 TIPTONVILLE  TN  38079
 Creditor: 21454 - 03

                                                                                                          Unliquidated     UNKNOWN

                                                Page 8 of 22                                                  $0.00          $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES



 COUNTY OF LAUDERDALE TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN: PAUL MEADOWS
 COURTHOUSE
 RIPLEY  TN  38063
 Creditor: 21451 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF LEWIS
                                             10/19/2001                         X   X   X
 ATTN: WILLIAM LEWIS
 LEWIS COUNTY COURTHOUSE
 VANCEBURG  KY  41179
 Creditor: 21375 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF LIVINGSTON
                                             10/19/2001                         X   X   X
 ATTN: TOMMY WILLIAMS
 P.O. BOX 340
 SMITHLAND  KY  42081
 Creditor: 21374 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF LYON
                                             10/19/2001                         X   X   X
 ATTN: KENT MURPHY
 P.O. BOX 126
 EDDYVILLE  KY  42038
 Creditor: 21337 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF MARION TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN: DAVID KIRK
 P.O. BOX 789
 JASPER  TN  37347
 Creditor: 21443 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF MCCRACKEN
                                             10/19/2001                         X   X   X
 FRANK AUGUSTUS, SHERIFF
 MCCRACKEN COUNTY COURTHOUSE
 PADUCAH  KY  42003
 Creditor: 21370 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF MEADE
                                             10/19/2001                         X   X   X
 JOSEPH GREER, SHERIFF
 516 FAIRWAY DRIVE
 BRADENBURG  KY  40108
 Creditor: 21321 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF MONTGOMERY TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN: CAROLYN BOWERS
 P.O. BOX 1005
 CLARKSVILLE  TN  37041
 Creditor: 21435 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF NASHVILLE & DAVIDSON
                                             10/19/2001                         X   X   X
 CHARLIE CARDWELL, METROPOLITAN TTEE
 800 SECOND AVENUE NORTH SUITE 2
 NASHVILLE  TN  37201
 Creditor: 21447 - 03

                                                                                                          Unliquidated     UNKNOWN

                                                Page 9 of 22                                                   $0.00          $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES



 COUNTY OF OLDHAM
                                             10/19/2001                         X   X   X
 ATTN: STEVE SPARROW
 100 WEST JEFFERSON STREET
 LA GRANGE  KY  40031
 Creditor: 21353 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF SHELBY TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN: BOB PATTERSON
 P.O. BOX 2751
 MEMPHIS  TN  38101-2751
 Creditor: 21445 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF STEWART TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN:  WILBY WILLIAMS
 P.O. BOX 618
 DOVER  TN  37058
 Creditor: 21440 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF TIPTON TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN: LAURA MAX RACINE
 P.O. BOX 487
 COVINGTON  TN  38019
 Creditor: 21437 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF TRIGG
                                             10/19/2001                         X   X   X
 ATTN: RANDY CLARK
 P.O. BOX 1609
 CADIZ  KY  42211-1609
 Creditor: 21325 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF TRIMBLE SHERIFF
                                             10/19/2001                         X   X   X
 P.O. BOX 56
 BEDFORD  KY  40006
 Creditor: 21319 - 03

                                                                                                          Unliquidated     UNKNOWN
 COUNTY OF WAYNE TRUSTEE
                                             10/19/2001                         X   X   X
 ATTN: JANICE SMITH
 P.O. BOX 338
 WAYNESBORO  TN  38485
 Creditor: 21456 - 03

                                                                                                          Unliquidated     UNKNOWN
 DEPARTMENT OF FINANCE & ADMIN
                                             10/19/2001                         X   X   X
 CORPORATE INCOME TAX SECTION
 P.O. BOX 919
 LITTLE ROCK  AR  72203-0919
 Creditor: 21285 - 03

                                                                                                          Unliquidated     UNKNOWN
 DEPARTMENT OF REVENUE
                                             10/19/2001                         X   X   X
 P.O. BOX 3000
 JEFFERSON CITY  MI  65105-3000
 Creditor: 21401 - 03

                                                                                                          Unliquidated     UNKNOWN

                                                Page 10 of 22                                                  $0.00          $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES



 DUNCAN, GEORGE
                                             10/19/2001                         X   X   X
 PERRY COUNTY COURTHOUSE
 P.O. BOX 910
 LINDEN  TN  37096
 Creditor: 21444 - 03

                                                                                                          Unliquidated     UNKNOWN
 FLORIDA DEPARTMENT OF REVENUE
                                             10/19/2001                         X   X   X
 5050 W TENNESSEE STREET
 TALLAHASSEE  FL  32399-0100
 Creditor: 21296 - 03

                                                                                                          Unliquidated     UNKNOWN
 FRANCHISE TAX BOARD
                                             10/19/2001                         X   X   X
 P.O. BOX 942857
 SACRAMENTO  CA  94257-0501
 Creditor: 21288 - 03

                                                                                                          Unliquidated     UNKNOWN
 GIRTEN, JAMES
                                             10/19/2001                         X   X   X
 SHERIFF UNION
 PO BOX 30
 MORGANFIELD  KY  42437
 Creditor: 21364 - 03

                                                                                                          Unliquidated     UNKNOWN
 HORWOOD, MARCUS & BERK
                                             10/19/2001                         X   X   X
 180 NORTH LASALLE STREET
 SUITE 3700
 CHICAGO  IL  60601
 Creditor: 21302 - 03

                                                                                                          Unliquidated     UNKNOWN
 INTERNAL REVENUE SERVICE CENTER
                                             10/19/2001                         X   X   X
 ATTN: REVENUE OFF.
 ATLANTA  GA  39901-0012
 Creditor: 21298 - 03

                                                                                                          Unliquidated     UNKNOWN
 INTERNAL REVENUE SERVICE CENTER
                                             10/19/2001                         X   X   X
 ATTN: REVENUE OFFICER
 CINCINNATI  OH  45999-0009
 Creditor: 21413 - 03

                                                                                                          Unliquidated     UNKNOWN
 KENTUCKY REVENUE CABINET
                                             10/19/2001                         X   X   X
 ATTN: TREASURER
 FRANKFORT  KY  40620-0003
 Creditor: 21343 - 03

                                                                                                          Unliquidated     UNKNOWN
 KENTUCKY REVENUE CABINET
                                             10/19/2001                         X   X   X
 ATTN: TREASURER
 FRANKFORT  KY  40620
 Creditor: 21342 - 03

                                                                                                          Unliquidated     UNKNOWN

                                                Page 11 of 22                                                 $0.00          $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES


 KENTUCKY REVENUE CABINET
                                             10/19/2001                         X   X   X
 DEPARTMENT OF PROPERTY VALUATION
 200 FAIR OAKS LANE - 4TH FLOOR
 STATION 32
 FRANKFORT  KY  40620
 Creditor: 21341 - 03

                                                                                                          Unliquidated     UNKNOWN
 MAYSVILLE/MASON
                                             10/19/2001                         X   X   X
 ATTN: TONY WENZ, SHERIFF
 COURTHOUSE
 MAYSVILLE  KY  41056
 Creditor: 21360 - 03

                                                                                                          Unliquidated     UNKNOWN
 MAZZEFFI & COMPANY
                                             10/19/2001                         X   X   X
 1435 SOUTH ROSELLE ROAD
 SCHAUMBURG  IL  60193-4914
 Creditor: 21304 - 03

                                                                                                          Unliquidated     UNKNOWN
 MCCARTHY TETRAULT LLP
                                             10/19/2001                         X   X   X
 BOX 48, SUITE 4700
 TORONTO DOMINION BANK TOWER
 TORONTO  ON  M5K 1E6  CANADA
 Creditor: 21289 - 03

                                                                                                          Unliquidated     UNKNOWN
 MIAMI-DADE PROPERTY APPRAISER
                                             10/19/2001                         X   X   X
 111 NW 1 STREET
 SUITE 710
 MIAMI  FL  33128-1984
 Creditor: 21293 - 03

                                                                                                          Unliquidated     UNKNOWN
 MINNESOTA PARTNERSHIP TAX
                                             10/19/2001                         X   X   X
 MAIL STATION 1760
 ST. PAUL  MI  55145-1760
 Creditor: 21397 - 03

                                                                                                          Unliquidated     UNKNOWN
 OFFICE OF REVENUE
                                             10/19/2001                         X   X   X
 P.O. BOX 23050
 JACKSON  MI  39225-3050
 Creditor: 21400 - 03

                                                                                                          Unliquidated     UNKNOWN
 OFFICE OF REVENUE
                                             10/19/2001                         X   X   X
 P.O. BOX 23050
 JACKSON  MI  39215-1033
 Creditor: 21399 - 03

                                                                                                          Unliquidated     UNKNOWN
 PARISH OF ORLEANS
                                             10/19/2001                         X   X   X
 1ST MUNICIPAL DISTRICT
 ATTN: PATRICIA JOHNSON
 4E01 CITY HALL - CIVIC CENTER
 1300 PERDIDO STREET
 NEW ORLEANS  LA  70112
 Creditor: 21386 - 03

                                                                                                          Unliquidated     UNKNOWN

                                                Page 12 of 22                                                 $0.00          $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES



 PENDLETON
                                             10/19/2001                         X   X   X
 ATTN: LARK O'HARA
 COURTHOUSE SQUARE
 FALMOUTH  KY  41040
 Creditor: 21339 - 03

                                                                                                          Unliquidated     UNKNOWN
 PWBA
                                             10/19/2001                         X   X   X
 P.O. BOX 7043
 LAWRENCE  KS  66044-7043
 Creditor: 21314 - 03

                                                                                                          Unliquidated     UNKNOWN
 ROUSE, MARILYN
                                             10/19/2001                         X   X   X
 BOONE COUNTY SHERIFF
 PO BOX 198
 BURLINGTON  KY  41005
 Creditor: 21324 - 03

                                                                                                          Unliquidated     UNKNOWN
 SALES & USE TAX
                                             10/19/2001                         X   X   X
 P.O. BOX 999
 TRENTON  NJ  08646-0999
 Creditor: 21405 - 03

                                                                                                          Unliquidated     UNKNOWN
 SALES AND USE TAX SECTION
                                             10/19/2001                         X   X   X
 P.O. BOX 1272
 LITTLE ROCK  AR  72203
 Creditor: 21286 - 03

                                                                                                          Unliquidated     UNKNOWN
 SECRETARY OF REVENUE
                                             10/19/2001                         X   X   X
 P.O. BOX 91011
 BATON ROUGE  LA  70821-9011
 Creditor: 21384 - 03

                                                                                                          Unliquidated     UNKNOWN
 SMITH, MARTHA CLERK & MASTER
                                             10/19/2001                         X   X   X
 HARDIN COUNTY COURTHOUSE
 SECOND FLOOR
 SAVANNAH  TN  38372
 Creditor: 21453 - 03

                                                                                                          Unliquidated     UNKNOWN
 STATE INCOME TAX
                                             10/19/2001                         X   X   X
 P.O. BOX 8026
 LITTLE ROCK  AR  72203-8026
 Creditor: 21287 - 03

                                                                                                          Unliquidated     UNKNOWN
 STATE OF ALABAMA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 SALES, USE & BUSINESS TAX DIVISION
 P.O. BOX 327710
 MONTGOMERY  AL  36132-7710
 Creditor: 21284 - 03

                                                                                                          Unliquidated     UNKNOWN

                                                Page 13 of 22                                                $0.00          $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES

 STATE OF ALABAMA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 INDIVIDUAL AND CORP TAX DIVISION
 P.O. BOX 327441
 MONTGOMERY  AL  36132-7441
 Creditor: 21283 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF ALABAMA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 INDIVIDUAL AND CORP TAX DIVISION
 CORPORATE TAX SECTION
 P.O. BOX 327430
 MONTGOMERY  AL  36132-7430
 Creditor: 21282 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF CONNECTICUT
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE SERVICES
 P.O. BOX 2974
 HARTFORD  CT  06104-2974
 Creditor: 21292 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF CONNECTICUT
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE SERVICES
 25 SIGOURNEY STREET
 P.O. BOX 2970
 HARTFORD  CT  06104-2970
 Creditor: 21291 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF CONNECTICUT
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE SERVICES
 P.O. BOX 2935
 HARTFORD  CT  06104-2935
 Creditor: 21290 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF FLORIDA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 5050 W TENNESSEE STREET
 TALLAHASSEE  FL  32399-0135
 Creditor: 21297 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF FLORIDA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 5050 W TENNESSEE STREET
 TALLAHASSEE  FL  32399-0125
 Creditor: 21295 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF FLORIDA COMPTROLLER
                                             10/19/2001                         X   X   X
 101 E. GAINES STREET
 3RD FLOOR
 TALLAHASSEE  FL  32399-0350
 Creditor: 21294 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF HAWAII  TAX COLLECTOR
                                             10/19/2001                         X   X   X
 HAWAII DEPARTMENT OF TAXATION
 OAHU DISTRICT OFFICE
 P.O. BOX 1530
 HONOLULU  HI  96806-1530
 Creditor: 21300 - 03

                                                                                                          Unliquidated    UNKNOWN

                                                Page 14 of 22                                                    $0.00         $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES

 STATE OF HAWAII  TAX COLLECTOR
                                             10/19/2001                         X   X   X
 HAWAII DEPARTMENT OF TAXATION
 OAHU DISTRICT OFFICE
 P.O. BOX 1425
 HONOLULU  HI  96806-1425
 Creditor: 21299 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF HAWAII  TAX COLLECTOR
                                             10/19/2001                         X   X   X
 HAWAII DEPARTMENT OF TAXATION
 OAHU DISTRICT OFFICE
 P.O. BOX 3559
 HONOLULU  HI  96811-3559
 Creditor: 21301 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF ILLINOIS
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 RETAILER'S OCCUPATION TAX
 SPRINGFIELD  IL  62776-0001
 Creditor: 21307 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF ILLINOIS
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 19031
 SPRINGFIELD  IL  62794-9031
 Creditor: 21306 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF ILLINOIS
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 19008
 SPRINGFIELD  IL  62794-9008
 Creditor: 21305 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF ILLINOIS
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 6994
 CHICAGO  IL  60680-6994
 Creditor: 21303 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF INDIANA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 100 NORTH SENATE AVENUE
 INDIANAPOLIS  IN  46204
 Creditor: 21310 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF INDIANA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 7231
 INDIANAPOLIS  IN  46207-7231
 Creditor: 21309 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF INDIANA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 100 NORTH SENATE AVENUE
 INDIANAPOLIS  IN  46204-2253
 Creditor: 21308 - 03

                                                                                                          Unliquidated    UNKNOWN

                                                Page 15 of 22                                                    $0.00      $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES

 STATE OF IOWA
                                             10/19/2001                         X   X   X
 DEPT OF REVENUE AND FINANCE
 INCOME TAX RETURN PROCESSING
 HOOVER STATE OFFICE BUILDING
 DES MOINES  IA  50319-0120
 Creditor: 21312 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF IOWA
                                             10/19/2001                         X   X   X
 DEPT OF REVENUE AND FINANCE
 CORP TAX RETURN PROCESSING
 P.O. BOX 10468
 DES MOINES  IA  50306-0468
 Creditor: 21311 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF IOWA TREASURER
                                             10/19/2001                         X   X   X
 SALES/USE TAX PROCESSING
 P.O. BOX 10412
 DES MOINES  IA  50306-0412
 Creditor: 21313 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF LOUISIANA
                                             10/19/2001                         X   X   X
 DEPT OF REVENUE & TAXATION
 UNCLAIMED PROPERTY SECTION
 PO BOX 91010
 BATON ROUGE  LA  70821-9010
 Creditor: 21475 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF LOUISIANA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 3440
 BATON ROUGE  LA  70821-3440
 Creditor: 21383 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF LOUISIANA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 3138
 BATON ROUGE  LA  70821-3138
 Creditor: 21382 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF MAINE
                                             10/19/2001                         X   X   X
 REVENUE SERVICES
 24 STATE HOUSE STATION
 AUGUSTA  MA  04333-0024
 Creditor: 21388 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF MAINE
                                             10/19/2001                         X   X   X
 REVENUE SERVICES
 INCOME/ESTATE TAX DIVISION
 P.O. BOX 1062
 AUGUSTA  MA  04332-1062
 Creditor: 21389 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF MARYLAND
                                             10/19/2001                         X   X   X
 COMPTROLLER OF THE TREASURY
 110 CARROLL STREET
 ANNAPOLIS  MA  21411-0001
 Creditor: 21391 - 03

                                                                                                          Unliquidated    UNKNOWN

                                                Page 16 of 22                                                  $0.00        $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES

 STATE OF MARYLAND COMPTROLLER
                                             10/19/2001                         X   X   X
 REVENUE ADMINISTRATION DIVISION
 ANNAPOLIS  MA  21411-0001
 Creditor: 21390 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF MASSACHUSETTS
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 7039
 BOSTON  MA  02204-7039
 Creditor: 21394 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF MASSACHUSETTS
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 7017
 BOSTON  MA  02204
 Creditor: 21393 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF MASSACHUSETTS
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 7005
 BOSTON  MA  02204
 Creditor: 21392 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF MINNESOTA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 64622
 ST. PAUL  MI  55164-0622
 Creditor: 21396 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF MINNESOTA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 MAIL STATION 1250
 ST. PAUL  MI  55145-1250
 Creditor: 21395 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF MISSISSIPPI
                                             10/19/2001                         X   X   X
 TAX COMMISSION
 P.O. BOX 960
 JACKSON  MI  39205
 Creditor: 21398 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF MISSOURI
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 700
 JEFFERSON CITY  MI  65105-0700
 Creditor: 21403 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF MISSOURI
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 DIVISION OF TAXATION & COLLECTION
 P. O. BOX 840
 JEFFERSON CITY  MI  65105-0840
 Creditor: 21402 - 03

                                                                                                          Unliquidated    UNKNOWN

                                                Page 17 of 22                                                  $0.00       $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES

 STATE OF NEW JERSEY
                                             10/19/2001                         X   X   X
 DIVISION OF TAXATION
 REVENUE PROCESSING CENTER
 P.O. BOX 666
 TRENTON  NJ  08646-0666
 Creditor: 21406 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF NEW JERSEY
                                             10/19/2001                         X   X   X
 DIVISION OF TAXATION
 REVENUE PROCESSING CENTER
 P.O. BOX 194
 TRENTON  NJ  08647-0194
 Creditor: 21404 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF NEW YORK
                                             10/19/2001                         X   X   X
 CORPORATION TAX
 PROCESSING UNIT
 P.O. BOX 1909
 ALBANY  NY  12201-1909
 Creditor: 21407 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF NEW YORK
                                             10/19/2001                         X   X   X
 SALES TAX PROCESSING
 JAF BUILDING
 P.O. BOX 1205
 NEW YORK  NY  10116-1205
 Creditor: 21409 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF NORTH CAROLINA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 25000
 RALEIGH  NC  27640-0500
 Creditor: 21412 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF NORTH CAROLINA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 25000
 RALEIGH  NC  27640-0645
 Creditor: 21411 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF NORTH CAROLINA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 25000
 RALEIGH  NC  27640-0700
 Creditor: 21410 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF OHIO TREASURER
                                             10/19/2001                         X   X   X
 P.O. BOX 181140
 COLUMBUS  OH  43218-1140
 Creditor: 21415 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF OHIO TREASURER
                                             10/19/2001                         X   X   X
 P.O. BOX 16561
 COLUMBUS  OH  43216-6561
 Creditor: 21414 - 03

                                                                                                          Unliquidated    UNKNOWN

                                                Page 18 of 22                                                    $0.00     $0.00


In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES

 STATE OF OHIO TREASURER
                                             10/19/2001                         X   X   X
 P.O. BOX 27
 COLUMBUS  OH  43266-0027
 Creditor: 21416 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF OREGON
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 PROPERTY TAX DIVISION
 955 CENTER STREET NE
 SALEM  OR  97301-2555
 Creditor: 21419 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF OREGON
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 14790
 SALEM  OR  97309-0470
 Creditor: 21418 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF OREGON
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 14260
 SALEM  OR  97309-5060
 Creditor: 21417 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF PENNSYLVANIA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 DEPT. 280406
 HARRISBURG  PA  17128-0406
 Creditor: 21422 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF PENNSYLVANIA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 BUREAU OF INDIVIDUAL TAXES
 DEPT. 280509
 HARRISBURG  PA  17128-0509
 Creditor: 21421 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF PENNSYLVANIA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 BUREAU OF CORPORATION TAXES
 DEPT. 280427
 HARRISBURG  PA  17128-0427
 Creditor: 21420 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF RHODE ISLAND
                                             10/19/2001                         X   X   X
 DIVISION OF TAXATION
 ONE CAPITOL HILL
 PROVIDENCE  RI  02908-5801
 Creditor: 21424 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF RHODE ISLAND
                                             10/19/2001                         X   X   X
 ONE CAPITOL HILL
 STE 4
 PROVIDENCE  RI  02908-5802
 Creditor: 21425 - 03

                                                                                                          Unliquidated    UNKNOWN

                                                Page 19 of 22                                                  $0.00       $0.00


In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES

 STATE OF RHODE ISLAND
                                             10/19/2001                         X   X   X
 TAX ADMINISTRATOR
 ONE CAPITOL HILL
 PROVIDENCE  RI  02908-5811
 Creditor: 21426 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF SOUTH CAROLINA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 SALES TAX RETURN
 COLUMBIA  SC  29214-0101
 Creditor: 21429 - 03

                                                                                                          Unliquidated    UNKNOWN
 STATE OF SOUTH CAROLINA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 PARTNERSHIP RETURN
 COLUMBIA  SC  29214-0008
 Creditor: 21428 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF SOUTH CAROLINA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 CORPORATION RETURN
 COLUMBIA  SC  29214-0100
 Creditor: 21427 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF TENNESSEE
                                             10/19/2001                         X   X   X
 COMPTROLLER OF THE TREASURY
 OFFICE OF STATE ASSESSED PROPERTIES
 500 DEADERICK STREET - SUITE 500
 NASHVILLE  TN  37243-0281
 Creditor: 21448 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF TENNESSEE
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 ANDREW JACKSON STATE OFFICE BLDG
 500 DEADERICK STREET
 NASHVILLE  TN  37242
 Creditor: 21449 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF VIRGINIA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF TAXATION
 P.O. BOX 26626
 RICHMOND  VI  23261-6626
 Creditor: 21460 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF VIRGINIA
                                             10/19/2001                         X   X   X
 DEPARTMENT OF TAXATION
 P.O. BOX 1500
 RICHMOND  VI  23218-1500
 Creditor: 21459 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF WASHINGTON
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 34054
 SEATTLE  WA  95124-1054
 Creditor: 21464 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                Page 20 of 22                                                 $0.00      $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES

 STATE OF WASHINGTON
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 47473
 OLYMPIA  WA  98504-7473
 Creditor: 21463 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF WASHINGTON
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 SPECIAL PROGRAMS DIVISION
 MISCELLANEOUS TAX SECTION
 P.O. BOX 47477
 OLYMPIA  WA  98504-7477
 Creditor: 21462 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF WASHINGTON
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 SPECIAL PROGRAMS DIVISION
 COMMERCIAL VESSEL TAX
 P.O. BOX 47477
 OLYMPIA  WA  98504-7477
 Creditor: 21461 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF WEST VIRGINIA
                                             10/19/2001                         X   X   X
 TAX DEPARTMENT
 INTERNAL AUDITING DIVISION
 P.O. BOX 1202
 CHARLESTON  WV  25324-1202
 Creditor: 21466 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF WEST VIRGINIA
                                             10/19/2001                         X   X   X
  TAX DEPARTMENT
 INTERNAL AUDITING DIVISION
 P.O. BOX 3694
 CHARLESTON  WV  25336-3694
 Creditor: 21465 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF WEST VIRGINIA
                                             10/19/2001                         X   X   X
 TAX DEPARTMENT
 INTERNAL AUDITING DIVISION
 P.O. BOX 425
 CHARLESTON  WV  25322-0425
 Creditor: 21470 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF WEST VIRGINIA
                                             10/19/2001                         X   X   X
 TAX DEPARTMENT
 P.O. BOX 1826
 CHARLESTON  WV  25327-1826
 Creditor: 21469 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF WEST VIRGINIA
                                             10/19/2001                         X   X   X
 TAX DEPARTMENT
 INTERNAL AUDITING DIVISION
 P.O. BOX 3694
 CHARLESTON  WV  25336-3694
 Creditor: 21468 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF WEST VIRGINIA
                                             10/19/2001                         X   X   X
 TAX DEPARTMENT
 INTERNAL AUDITING DIVISION
 P.O. BOX 1071
 CHARLESTON  WV  25324-1071
 Creditor: 21467 - 03

                                                                                                          Unliquidated   UNKNOWN

                                                Page 21 of 22                                                 $0.00       $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount         Amount
 Mailing Address                           before the date listed  below.                                of Claim       Entitled to
                                                                                  Unliquidated                          Priority
 Including Zip Code
                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                 TAXING AUTHORITIES

 STATE OF WISCONSIN
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 BOX 93389
 MILWAUKEE  WI  53293-0389
 Creditor: 21474 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF WISCONSIN
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 8965
 MADISON  WI  53708-8965
 Creditor: 21473 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF WISCONSIN
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 8908
 MADISON  WI  53708-8908
 Creditor: 21472 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE OF WISCONSIN
                                             10/19/2001                         X   X   X
 DEPARTMENT OF REVENUE
 P.O. BOX 59
 MADISON  WI  53785-0001
 Creditor: 21471 - 03

                                                                                                          Unliquidated   UNKNOWN
 STATE PROCESSING CENTER
                                             10/19/2001                         X   X   X
 P.O. BOX 61000
 ALBANY  NY  12261-0001
 Creditor: 21408 - 03

                                                                                                          Unliquidated    UNKNOWN

           Total Sub Schedule:                                                                                 $0.00       $0.00

              Total Schedule E:                                                                                $0.00       $0.00

                                      Page 22 of 22                                                            $0.00       $0.00


In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE F - CREDITORS HOLDING UNSECURED NON-PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount
 Mailing Address                           before the date listed  below.                                of Claim
                                                                                  Unliquidated

                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                LITIGATION

ANDERSON-CHAN, ARDY
                                                     10/19/2001               X      X     X
C/O WILLIAM E GREGORY PA
ATTORNEY AT LAW
2223 CORAL WAY
MIAMI  FL  33145
Creditor: 100872 - 06

                                                                                                           Unliquidated

BANAS, WILFREDO
                                                     10/19/2001               X      X     X
C/O ADMIRALTY ASSOCIATES
ATTN: JAY LAWRENCE FRIEDHEIM, ESQ.
820 MILILANI STREET, STE 503
HONOLULU  HI  96813
Creditor: 100882 - 06

                                                                                                           Unliquidated

BANGLOY, QUIRINO
                                                     10/19/2001               X      X     X
C/O ADMIRALY ASSOCIATES
ATTN: JAY LAWRENCE FRIEDHEIM, ESQ
820 MILILANI STREET, STE. 503
HONOLULU  HI  96813
Creditor: 100883 - 06

                                                                                                           Unliquidated

BIAG, AUGUSTO
                                                     10/19/2001               X      X     X
C/O KOMESSAR & WINTROUB
ATTN: CARY WINTROUB, ESQ.
30 N. LASALLE STREET, STE. 1530
CHICAGO  IL  60602
Creditor: 100884 - 06

                                                                                                           Unliquidated

CRESPO, PABLO
                                                     10/19/2001               X      X     X
C/O RIVKIND & PEDRAZA, PA
ATTN: BRETT RIVKIND, ESQ
66 WEST FLAGLER STREET, STE. 600
MIAMI  FL  33130
Creditor: 100885 - 06

                                                                                                           Unliquidated

GARZON, HUGO
                                                     10/19/2001               X      X     X
C/O CHARLES LIPCON, ESQ.
ONE BISCAYNE TOWER, STE. 2480
MIAMI  FL  33131
Creditor: 100886 - 06

                                                                                                           Unliquidated

HALLMON, RICHARD
                                                     10/19/2001               X      X     X
C/O RICHARD D. GRONNA, ESQ
820 MILILANI STREET, STE. 812
HONOLULU  HI  96813
Creditor: 100895 - 06

                                                                                                           Unliquidated

HERZ, WOLFGANG
                                                     10/19/2001               X      X     X
C/O HUGGETT & WATFORD LAW FIRM
ATTN: WILLIAM HUGGETT, ESQ.
400 CONCORD BLDG
66 WEST FLAGLER STREET
MIAMI  FL  33130
Creditor: 16470 - 06

                                                                                                           Unliquidated

KUBASSEK, BETTY JANE & FRANK
                                                     10/19/2001               X      X     X
C/O ADMIRALTY ADVOCATES
ATTN: JAY LAWRENCE FRIEDHEIM, ESQ.
820 MILILANI STREET, STE 503
HONOLULU  HI  96813
Creditor: 20996 - 02
 Vendor: JANE,KUBASEK,FR

                                                                                                           Unliquidated

                                                Page 2 of 3                                                   $0.00

In re:   AMCV HOLDINGS, INC.                     Case No:      01-10973 (EIK)

            SCHEDULE F - CREDITORS HOLDING UNSECURED NON-PRIORITY CLAIMS

 Creditor's Name and                       Claim was incurred on or         Contingent                   Amount
 Mailing Address                           before the date listed  below.                                of Claim
                                                                                  Unliquidated

                                            If claim is subject to                      Disputed
                                            setoff, so state.
                                                                                               Co-
                                                                                               Debt
                                             Date                 Amount

Sub Schedule                                LITIGATION


 LEONARD, RICHARD
                                                      10/19/2001              X      X     X
 C/O ADMIRALY ADVOCATES
 ATTN: JAY LAWRENCE FRIEDHEIM, ESQ
 820 MILILANI STREET, STE. 503
 HONOLULU  HI  96813
 Creditor: 100896 - 06

                                                                                                              Unliquidated

 MANN, YVONNE
                                                      10/19/2001              X      X     X
 C/O RICHARD TURBIN, ESQ.
 LAW OFFICES OF RICHARD TURBIN
 SUITE 2730, MAUKA TOWER
 737 BISHOP STREET
 HONOLULU  HI  96813
 Creditor: 100897 - 06

                                                                                                              Unliquidated

 MARTINEZ, CHRISTOPHER
                                                      10/19/2001              X      X     X
 C/O ADMIRALTY ADVOCATES
 ATTN: JAY LAWRENCE FRIEDHEIM, ESQ.
 820 MILILANI STREET, STE 503
 HONOLULU  HI  96813
 Creditor: 100898 - 06

                                                                                                              Unliquidated

 MCCLURE, NICHOLAS
                                                      10/19/2001              X      X     X
 C/O RANSON & GILBERTSON, ATTYS
 ATTN: DAVID JAY LEFKOWITZ, ESQ
 522 SW FIFTH AVENUE, STE. 1390
 PORTLAND  OR  97204
 Creditor: 100899 - 06

                                                                                                              Unliquidated

 O'CONNOR, KATHRYN
                                                      10/19/2001              X      X     X
 C/O ADMIRALTY ADVOCATES
 ATTN: JAY LAWRENCE FRIEDHEIM, ESQ.
 820 MILILANI STREET, STE 503
 HONOLULU  HI  96813
 Creditor: 100900 - 06

                                                                                                              Unliquidated

 PARKER, WILMA
                                                      10/19/2001              X      X     X
 C/O ADMIRALTY ADVOCATES
 ATTN: JAY LAWRENCE FRIEDHEIM, ESQ.
 820 MILILANI STREET, STE 503
 HONOLULU  HI  96813
 Creditor: 100901 - 06

                                                                                                              Unliquidated

 WILKINS, DIANE
                                                      10/19/2001              X      X     X
 CRONIN FRIED SEKIYA KEKINA ET AL
 ATTN: PATRICK F. MCTERNAN, ESQ
 1900 DAVIES PACIFIC CENTER
 841 BISHOP STREET
 HONOLULU  HI  96813-3962
 Creditor: 100902 - 06

                                                                                                              Unliquidated

Total Sub Schedule                                                                                                  $0.00

Total Schedule F                                                                                               $57,334.58

                                           Page 3 of 3                                                              $0.00

                              UNITED STATES BANKRUPTCY COURT
                                     DISTRICT OF DELAWARE

In re:AMCV HOLDINGS, INC.                          Case Number:01-10973 (EIK )

             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests.

State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease.

Provide the names and complete mailing addresses of all other parties to each lease or contract described.

NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

LISTING A CONTRACT OR AGREEMENT ON THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH CONTRACT OR AGREEMENT IS AN EXECUTORY CONTRACT OR UNEXPIRED LEASE OR THAT SUCH CONTRACT OR AGREEMENT IS VALID OR ENFORCEABLE. ANY AND ALL OF THE DEBTOR'S RIGHTS, CLAIMS AND CAUSES OF ACTION WITH RESPECT TO THE CONTRACTS AND AGREEMENTS LISTED ON THIS SCHEDULE ARE HEREBY RESERVED AND PRESERVED.

OMISSION OF A CONTRACT OR AGREEMENT FROM THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH OMITTED CONTRACT OR AGREEMENT IS NOT AN EXECUTORY CONTRACT OR UNEXPIRED LEASE. THE DEBTOR'S RIGHTS UNDER THE BANKRUPTCY CODE WITH RESPECT TO ANY SUCH OMITTED CONTRACT OR AGREEMENT ARE NOT IMPAIRED BY THE OMISSION. THIS SCHEDULE MAY BE AMENDED AT ANY TIME TO ADD ANY OMITTED CONTRACT OR AGREEMENT.

[X] Check this box if debtor has no creditors holding executory contracts and unexpired leases to report on this Schedule G.

                         UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF DELAWARE

 In re: AMCV HOLDINGS, INC.                       Case Number: 01-10973 (EIK )

                                   SCHEDULE H

 Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.

CREDITOR                                              CODEBTOR

NONE                                                    NONE

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